EXHIBIT 10.1

Index No. 7683/99
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SUPREME COURT OF THE STATE OF NEW YORK
COUNTY OF QUEENS

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KSW MECHANICAL SERVICES, INC.

                                   Plaintiff,

                           V.

NAB CONSTRUCTION CORPORATION
FEDERAL INSURANCE COMPANY and
RIVERBAY CORPORATION



                                   Defendant.



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                                   STIPULATION
                                  OF SETTLEMENT

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                                JAMES F. OLIVIERO
                             Attorney for Plaintiff
                          KSW Mechanical Services, Inc.
                                37-16 23rd Street
                           Long Island City, NY 11101
                                 (718) 340-1409



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SUPREME COURT OF THE STATE OF NEW YORK
COUNTY OF QUEENS
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KSW MECHANICAL SERVICES, INC.

                                    Plaintiff

         against                                               Index # 7683/99

                  STIPULATION OF
                                                                  SETTLEMENT
NAB CONSTRUCTION CORPORATION
FEDERAL INSURANCE COMPANY and
RIVERBAY CORPORATION


                                   Defendants

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           It is hereby stipulated and agreed by and between the undersigned attorneys, with the full knowledge and consent of their respective parties in the above captioned action, that whereas no party hereto is an infant or incompetent person for whom a committee has been appointed and no person not a party has an interest in the subject matter of the action, the above action is settled upon the following terms and conditions:

           1. Defendants agree to discontinue all counterclaims asserted or which could have been asserted against the Plaintiff herein, with prejudice and without costs.

           2. Plaintiff agrees that this action and all claims of the Plaintiff asserted or which could have been asserted herein shall be discontinued with prejudice and without costs upon and subject to the payment of the sum of Two Million Nine Hundred Thousand Dollars ($2,900,000) by Defendants to the Plaintiff, and the collection thereof.

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Said payment shall be made as follows:

          a) The payment of the sum of $1,200,000. on or before December 15, 2005, and

          b) The payment of the sum of $850,000. on or before March 31, 2006, and

          c) The payment of the sum of $850,000. on or before September 30, 2006.

           3. Simultaneously herewith, Plaintiff is delivering to McDonough Marcus Cohn Tretter Heller & Kanca, L.L.P., the Attorneys for Defendants, a General Release running from the Plaintiff to all Defendants, which General Release shall be held in escrow by the Attorneys for Defendants until all three payments required by paragraph 2 hereof shall be paid to and collected by Plaintiff. Simultaneously herewith, Defendant, NAB Construction Corporation, is delivering a General Release running to the Plaintiff.

           4. In the event that any payment, or part thereof, shall not be made as required on or before the dates set forth in paragraph 2 hereof, then the Plaintiff, after ten (10) days after sending written notice, sent by facsimile and regular mail to the undersigned Attorneys for Defendants, may enter a Judgment against Defendants NAB Construction Corporation and Federal Insurance Company, in the amount of Two Million Nine Hundred Thousand Dollars, less any payments previously received and collected pursuant to this Stipulation. Said Judgment may be entered with the Clerk of the Court upon the Affidavit of Plaintiff's attorney setting forth the facts of Defendants' default in payment, and may be entered without further Order of the Court. Said Judgment shall include costs and disbursements as provided by law, plus interest at the rate of nine percent (9%) per annum from the date of this Stipulation to the date of entry of Judgment.

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           5. The obligation of Federal Insurance Company to pay any sums required by this Settlement or any Judgment entered pursuant hereto shall not be affected by any action by NAB Construction Corporation, including but not limited to the filing of a petition for Bankruptcy, Reorganization, or other protection provided by law.

           6. This Stipulation may be filed without further notice with the Clerk of the Court.

           7. This Stipulation contains the entire agreement of the parties hereto and may not be changed or varied except in writing signed by both sides.

           8. This Stipulation may be executed in counterparts.


Dated:
Queens, New York
October 14, 2005


                                              McDonough Marcus Cohn Tretter
                                              Heller & Kanca, L.L.P.

By: /s/ James F. Oliviero                     By: /s/ Randy Heller
    ------------------------------               -------------------------------
    James F. Oliviero                            Attorneys for Defendants
    Attorney for Plaintiff                       NAB Construction Corporation

    KSW Mechanical Services, Inc.                Federal Insurance Company and
    37-16 23rd Street                            Riverbay Corporation
    Long Island City, NY  11101                  145 Huguenot Street
    (718) 340-1409                               New Rochelle, NY  10801
                                                 (914) 632-4700

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                                              Agreed and Consented to

KSW Mechanical Services, Inc.                 NAB Construction Corporation

By:  /s/ Floyd Warkol                         By: /s/ Gary Simpson
    ------------------------------               -------------------------------
    Floyd Warkol, CEO                            Gary Simpson, President
    October 20, 2005                             October 20, 2005


                                              Federal Insurance Company

                                              By: /s/ Vincent Misco
                                                 -------------------------------
                                                 October 18, 2005